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                       SUPPLEMENT DATED SEPTEMBER 1, 1997
                  REPLACING THE SUPPLEMENT DATED APRIL 1, 1997
                     TO PROSPECTUSES DATED OCTOBER 31, 1996
                                       OF
                               SIERRA TRUST FUNDS
                                  P.O. BOX 5118
                       WESTBORO, MASSACHUSETTS 01581-5118


The Prospectuses, dated October 31, 1996, as supplemented, for the Sierra Trust Funds (the "Trust") are amended and supplemented as follows:

In the section "THE FUNDS IN DETAIL -- SIERRA ADVISORS, ITS AFFILIATES AND SERVICE PROVIDERS -- ADVISOR," add the following paragraph after the second paragraph:

          On July 1, 1997, Great Western Financial Corporation ("GWFC"), the indirect parent of Sierra Advisors, the Fund's investment advisor, and Washington Mutual, Inc. ("Washington Mutual"), a publicly held financial services company, closed a previously announced Agreement and Plan of Merger resulting in the merger of GWFC with and into a wholly-owned subsidiary of Washington Mutual (the "Merger"). As a result of the Merger, Sierra Advisors is an indirect subsidiary of Washington Mutual.

The Prospectuses for the GLOBAL MONEY, U.S. GOVERNMENT MONEY, CALIFORNIA MONEY, SHORT TERM HIGH QUALITY BOND, SHORT TERM GLOBAL GOVERNMENT, U.S. GOVERNMENT, CORPORATE INCOME, CALIFORNIA MUNICIPAL, FLORIDA INSURED MUNICIPAL, CALIFORNIA INSURED INTERMEDIATE MUNICIPAL, NATIONAL MUNICIPAL, GROWTH AND INCOME, GROWTH, EMERGING GROWTH AND INTERNATIONAL GROWTH FUNDS of the Trust are, in addition, amended and supplemented as follows:

In the section "THE FUNDS IN DETAIL -- SIERRA ADVISORS, ITS AFFILIATES AND SERVICE PROVIDERS -- SUB-ADVISORS" under the paragraph beginning "SCUDDER," add the following paragraph after the first paragraph:

          Scudder, Stevens & Clark, Inc. ("Scudder") has entered into an agreement with The Zurich Group ("Zurich"), an international insurance and financial services organization, to form a new global investment organization. Under the agreement, Scudder will combine with Zurich's subsidiary, Zurich Kemper Investment, Inc. to form Scudder Kemper Investments, Inc. After the transaction is completed, Zurich will own approximately 70% of the new organization with the balance owned by the new organization's officers and employees. Subject to certain conditions being met, including regulatory approvals, the transaction is expected to close in the fourth quarter of 1997.

In the section "THE FUNDS IN DETAIL -- SIERRA ADVISORS, ITS AFFILIATES AND SERVICE PROVIDERS -- SUB-ADVISORS" under the paragraph beginning "VAN KAMPEN," add the following paragraph after the first paragraph:

          On May 31, 1997, Morgan Stanley Group Inc. ("Morgan Stanley") and Dean Witter, Discover & Co. closed a previously announced Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Prior thereto, Morgan Stanley Group Inc. was the parent of Van Kampen American Capital Management Inc. ("Van Kampen"), the investment sub-advisor of the California Municipal Fund, Florida Insured Municipal Fund, California Insured Intermediate Municipal Fund and National Municipal Fund. Van Kampen is now a subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE